SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 12, 2003
                        (Date of earliest event reported)

                       ROBOCOM SYSTEMS INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

       0-22735                                                    11-2617048
(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

      On November 10, 2003, Robocom Systems International Inc. (the "Company") issued a press release announcing it has signed a contract with DUCOM, Inc. of Silver Spring, MD, a prime contractor to the Federal Aviation Administration, to supply the RIMS warehouse management system to the FAA Logistics Center at the Mike Monroney Aeronautical Center in Oklahoma City. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

      (c) In connection with the foregoing, the Company hereby furnishes the following exhibit:

            Exhibit Number          Exhibit Title
            --------------          -------------

            99.1 Press release of Robocom Systems International Inc. dated November 10, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBOCOM SYSTEMS INTERNATIONAL INC.


Date: November 12, 2003                 By: /s/ Irwin Balaban
                                            ----------------------------
                                            Irwin Balaban
                                            Chief Executive Officer


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

                                  EXHIBIT INDEX

      Exhibit Number          Exhibit Title
      --------------          -------------

           99.1 Press release of Robocom Systems International Inc. dated November 10, 2003.


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